SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  _________


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November  16, 2000


                            MIDAMERICA BANCORP
            (Exact Name of Registrant as specified in Charter)


            Kentucky              1-10602        61-10112933
       (State or other        (Commission     (IRS Employer
       jurisdiction of        File Number)   Identification No.)
       incorporation)


    500 West Broadway, Louisville, Kentucky          40202
    (Address of principal executive offices)        (Zip code)


    Registrant's telephone number,
     including area code:  (502) 589-3351

                                      N/A
         (Former name or former address, if changed since last report.)

                  INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this Report.

Item 5.  Other Events

        On November 16, 2000, Bank of Louisville, principal subsidiary of MidAmerica Bancorp, reported that it will appeal the partial summary judgment issued November 14, 2000, in the Circuit Court of Franklin County, Kentucky that calls for the Bank to pay $16.5 million to the State of Kentucky in a 7-year-old case arising from the collapse of Kentucky Central Life Insurance Company. The press release is filed as Exhibit 99 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

            Not Applicable.

     (b)  Pro Forma Financial Information.

            Not Applicable

     (c)  Exhibits.

         The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS                 EXHIBIT

    99                      Press Release dated November 16, 2000




                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MIDAMERICA BANCORP



Dated: November 17, 2000                By /s/ R.K. Guillaume
                                         R.K. Guillaume
                                         Vice Chairman and Chief
                                         Executive Officer